EXHIBIT 99.1






       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, (the "Report") by Elution Technologies, Inc., (formerly Nostalgia Motorcars, Inc.), each of the undersigned hereby certifies that:

     1.   The Report complies in all material respects with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.


Dated:  September 16, 2002

                                             /s/ Thomas Kreitzer
                                        --------------------------------------
                                        Name:  Thomas Kreitzer
                                        Title: Interim Chief Executive Officer



                                             /s/ Thomas Kreitzer
                                        --------------------------------------
                                        Name:  Thomas Kreitzer
                                        Title: Principal Accounting Officer